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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 27, 2005
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

         North Carolina                 1-5955              56-0896180
  (State or other jurisdiction       (Commission         (I.R.S. Employer
      of incorporation)              File Number        Identification No.)


   100 North Greene Street, Greensboro, North Carolina       27401
        (Address of principal executive offices)           (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K is being filed to comply with the SEC requirement that the Earnings Press Release be furnished to the SEC under cover of Form 8-K. Jefferson-Pilot Corporation's Earnings Press Release for the first quarter of 2005, issued after the NYSE close on April 27, 2005, is being filed as Exhibit 99 to this Form 8-K.

This Form 8-K is also being posted on JP's corporate website www.jpfinancial.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued April 27, 2005 reporting financial results for the first quarter of 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           JEFFERSON-PILOT CORPORATION

                                           By:    /s/  Robert A. Reed
                                               ---------------------------------
                                           Name:    Robert A. Reed
                                           Title:   Vice President

Dated:  April 27, 2005

                                  EXHIBIT INDEX

Exhibit     Description

99 Press Release of Jefferson-Pilot Corporation issued April 27, 2005 reporting financial results for the first quarter of 2005.

                                                                      Exhibit 99

                             [Insert Press Release]